Exhibit 99.2

JOINT FILER INFORMATION



NAME:          Norimet Limited

ADDRESS:       Cassini House, 6th Floor
               57 St. James Street
               London SW1A 1LD
               ENGLAND

DESIGNATED FILER: Norimet Limited

ISSUER AND TICKER SYMBOL: Stillwater Mining Company (NYSE:  SWC)

DATE OF EVENT REQUIRING STATEMENT: September 3, 2003

RELATIONSHIP OF REPORTING PERSON TO ISSUER: 10% owner



SIGNATURE: Norimet Limited



   /s/ Peter Holodny
------------------------------------
By:  Peter Holodny
Title:  President


Dated:  September 4, 2003
        ----------------------------

JOINT FILER INFORMATION



NAME:          NN Metal Holdings SA

ADDRESS:       14a, rue des Bains
               L-1212
               LUXEMBOURG

DESIGNATED FILER: Norimet Limited

ISSUER AND TICKER SYMBOL: Stillwater Mining Company (NYSE:  SWC)

DATE OF EVENT REQUIRING STATEMENT: September 3, 2003

RELATIONSHIP OF REPORTING PERSON TO ISSUER: 10% owner



SIGNATURE: NN Metal Holdings SA



   /s/ Siegfried Pasqual
------------------------------------
By:  Siegfried Pasqual
Title:  Chief Executive Officer


Dated:  September 4, 2003
        ----------------------------

JOINT FILER INFORMATION



NAME:          Norilsk Holding SA

ADDRESS:       50, rue du Rhone 1204
               Geneve
               SWITZERLAND

DESIGNATED FILER: Norimet Limited

ISSUER AND TICKER SYMBOL: Stillwater Mining Company (NYSE:  SWC)

DATE OF EVENT REQUIRING STATEMENT: September 3, 2003

RELATIONSHIP OF REPORTING PERSON TO ISSUER: 10% owner



SIGNATURE: Norilsk Holding SA



   /s/ Siegfried Pasqual
------------------------------------
By:  Siegfried Pasqual
Title:  Chief Executive Officer


Dated:  September 4, 2003
        ----------------------------

JOINT FILER INFORMATION



NAME:          MMC Norilsk Nickel

ADDRESS:       Voznesensky pereulok
               22 Usadba Center
               Moscow 103009
               RUSSIA

DESIGNATED FILER: Norimet Limited

ISSUER AND TICKER SYMBOL: Stillwater Mining Company (NYSE:  SWC)

DATE OF EVENT REQUIRING STATEMENT: September 3, 2003

RELATIONSHIP OF REPORTING PERSON TO ISSUER: 10% owner



SIGNATURE: MMC Norilsk Nickel



   /s/ Mikhail D. Prokhorov
--------------------------------------------
By:  Mikhail D. Prokhorov
Title:  General Director


Dated:  September 4, 2003
        ------------------------------------

JOINT FILER INFORMATION



NAME:          Vladimir O. Potanin

ADDRESS:       9, Bolshaya Yakimanka Street
               Moscow 119180
               RUSSIA

DESIGNATED FILER: Norimet Limited

ISSUER AND TICKER SYMBOL: Stillwater Mining Company (NYSE:  SWC)

DATE OF EVENT REQUIRING STATEMENT: September 3, 2003

RELATIONSHIP OF REPORTING PERSON TO ISSUER: 10% owner



SIGNATURE: Vladimir O. Potanin



   /s/ Vladimir O. Potanin
--------------------------------------------
By:  Vladimir O. Potanin


Dated:  September 4, 2003
        ------------------------------------

JOINT FILER INFORMATION



NAME:          Mikhail D. Prokhorov

ADDRESS:       Voznesensky pereulok
               22 Usadba Center
               Moscow 103009
               RUSSIA

DESIGNATED FILER: Norimet Limited

ISSUER AND TICKER SYMBOL: Stillwater Mining Company (NYSE:  SWC)

DATE OF EVENT REQUIRING STATEMENT: September 3, 2003

RELATIONSHIP OF REPORTING PERSON TO ISSUER: 10% owner



SIGNATURE: Mikhail D. Prokhorov



   /s/ Mikhail D. Prokhorov
--------------------------------------------
By:  Mikhail D. Prokhorov


Dated:  September 4, 2003
        ------------------------------------